June 12, 1995


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Countrywide Credit Industries, Inc.
     Form 8-K

Ladies and Gentlemen:

Transmitted herewith is a current report on Form 8-K for Countrywide Credit
Industries,  Inc.   This filing has been prepared in  accordance  with  the
Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

If you have any questions or comments, please call me at
(818) 304-5591.

Very truly yours,


/s/ Gwen J. Eells
Gwen J. Eells
Assistant General Counsel


s:\gje\gje95008.doc






                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report: June 12, 1995

Date of earliest event reported: June 12, 1995




                               COUNTRYWIDE CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                        1-8422                 95-4083087
(State or other jurisdiction (Commission            (IRS Employer
of incorporation             File Number)  Identification Number)



155 North Lake Avenue, Pasadena, CA                         91101
(Address of principal executive offices)                              (Zip
Code)



Registrant's telephone number, including area code:(818) 304-8400

Item 5.   Other Events.

           A copy of a press release dated June 12, 1995, announcing the Company's results for the quarter ended
May 31, 1995, is attached hereto as Exhibit 99 and is incorporated herein by this reference. The financial statements included in the press release contain, in the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation.

Item 7.   Financial Statement and Exhibits.

          (c)  Exhibits

               (99) Press-release dated June 12, 1995.
                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COUNTRYWIDE CREDIT INDUSTRIES, INC.


Dated:                        June 12, 1995                    By:    /s/
Stanford L. Kurland
                                 Stanford L. Kurland
                                 Senior Managing Director, and
                                 Chief Operating Officer